UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                   Pursuant to
                             Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 20, 2004


                         ALLMERICA FINANCIAL CORPORATION
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


             Delaware                 1-13754                    04-3263626
      (State or other jurisdic- (Commission File Number)       (I.R.S. Employer
      tion of incorporation)                                 Identification No.)



               440 Lincoln Street, Worcester, Massachusetts 01653
               --------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (508) 855-1000
                                 --------------
              (Registrant's telephone number, including area code)




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Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.


Item 9. Regulation FD Disclosure

Allmerica Financial Corporation ("AFC") previously announced a blackout period applicable to the employee retirement and pension plans of its wholly owned subsidiary, First Allmerica Financial Life Insurance Company, offering investment in AFC's Common Stock, due to the conversion to a new record-keeper and service provider. The blackout period was expected to end during the week of January 18, 2004.

The actual end date of the blackout period was Tuesday morning, January 20, 2004.




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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Allmerica Financial Corporation
                                                 -------------------------------
                                                 Registrant

                                            By:  /s/ Edward J. Parry III
                                                 ------------------------
                                                 Edward J. Parry, III
                                                 Chief Financial Officer,
                                                 Executive Vice President,
                                                 Principal Accounting Officer,
                                                 and Director






Date: January 20, 2004


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